Exhibit 99.1

CyrusOne to be Acquired by KKR and Global Infrastructure Partners in $15 Billion Transaction

CyrusOne Common Stockholders to Receive $90.50 Per Share in Cash, Representing a Premium of 25% to CyrusOne’s Closing Stock Price of $72.57 on September 27, 2021

DALLAS – Nov. 15, 2021 – CyrusOne Inc. (NASDAQ: CONE) (the “Company” or “CyrusOne”), a premier global data center REIT, KKR, a leading global investment firm, and Global Infrastructure Partners (“GIP”), one of the world’s leading infrastructure investors, today announced a definitive agreement pursuant to which KKR and GIP will acquire all outstanding shares of common stock of CyrusOne for $90.50 per share in an all-cash transaction valued at approximately $15 billion, including the assumption of debt.

The $90.50 per share purchase price reflects a premium of approximately 25% to CyrusOne’s unaffected closing stock price on September 27, 2021, the last full trading day prior to published market speculation regarding a potential sale of the Company.

“This transaction is a testament to the tremendous work by the entire CyrusOne team. We have built one of the world’s leading data center companies with a presence across key U.S. and international markets supporting our customers’ mission-critical digital infrastructure requirements while creating significant value for our stockholders,” said Dave Ferdman, Co-Founder and interim President and Chief Executive Officer of CyrusOne. “KKR and GIP will provide substantial additional resources and expertise to accelerate our global expansion and help us deliver the timely and reliable solutions at scale that our customers value.”

“Today’s announcement is the culmination of a robust strategic review process conducted by the CyrusOne Board of Directors to determine the best path forward for the Company and maximize stockholder value,” said Lynn Wentworth, Chair of the CyrusOne Board of Directors. “This transaction provides CyrusOne stockholders with significant value and simultaneously positions the Company to even better serve its customers to meet their needs in key markets around the world.”

 “CyrusOne has built one of the strongest data center companies in the world and has a strong track record of development and operational expertise in addition to delivering best-in-class service to its customers. We are excited to work together with the Company’s proven team to build on CyrusOne’s market leadership and support their customers’ growing data center infrastructure requirements,” said Waldemar Szlezak, Managing Director at KKR, and Will Brilliant, Partner at GIP.  “We see numerous opportunities ahead to continue expanding CyrusOne’s footprint across key global digital gateway markets and look forward to leveraging our global resources, access to long term capital and deep expertise to support the Company’s growth.”

Transaction Approvals and Timing

The transaction, which was unanimously approved by the CyrusOne Board of Directors, is not subject to a financing condition and is expected to close in the second quarter of 2022, subject to satisfaction of customary closing conditions, including regulatory approvals and approval by CyrusOne stockholders.

Upon completion of the transaction, CyrusOne will be a privately held company wholly owned by KKR and GIP and CyrusOne’s common stock will no longer be listed on any public market. KKR’s investment is being made primarily from its global infrastructure and real estate equity strategies, and GIP’s investment is being made from its global infrastructure funds.

Advisors

Morgan Stanley & Co. LLC and DH Capital, LLC are acting as financial advisors to CyrusOne and Cravath, Swaine & Moore LLP, Venable LLP and Eversheds Sutherland (International) LLP are acting as its legal counsel.

Goldman Sachs & Co., Barclays, Wells Fargo Securities, LLC, Citigroup and J.P. Morgan are acting as financial advisors to KKR and GIP, with KKR Capital Markets leading the structuring on the financing. Kirkland & Ellis LLP and Dentons (UK & Europe) are acting as legal counsel to the acquiring consortium and KKR, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal counsel to GIP.

About CyrusOne

CyrusOne (NASDAQ: CONE) is a premier global REIT specializing in design, construction and operation of more than 50 high-performance data centers worldwide. The Company provides mission-critical facilities that ensure the continued operation of IT infrastructure for approximately 1,000 customers, including approximately 200 Fortune 1000 companies.

A leader in hybrid-cloud and multi-cloud deployments, CyrusOne offers colocation, hyperscale, and build-to-suit environments that help customers enhance the strategic connection of their essential data infrastructure and support achievement of sustainability goals. CyrusOne data centers offer world-class flexibility, enabling clients to modernize, simplify, and rapidly respond to changing demand. Combining exceptional financial strength with a broad global footprint, CyrusOne provides customers with long-term stability and strategic advantage at scale.

About KKR

KKR is a leading global investment firm that offers alternative asset management and capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of The Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com and on Twitter @KKR_Co.

About Global Infrastructure Partners

Established in 2006, GIP is one of the world’s leading infrastructure investors. The funds and investment platforms managed by GIP make equity and debt investments in infrastructure assets and businesses in both OECD and selected emerging market countries, targeting investments in the energy, transport, digital, water / waste and infrastructure sectors where GIP possesses deep experience and relationships. GIP has 10 offices around the world with major hubs in New York, Stamford, London, Sydney, Hong Kong and Mumbai. GIP manages over US$79 billion for its investors. GIP’s funds currently own 40 portfolio companies which have combined annual revenues of c. US$34 billion and employ in excess of 58,000 people. Further information can be found on GIP’s website at www.global-infra.com.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the proposed merger, CyrusOne will file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, CyrusOne intends to mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS AND STOCKHOLDERS OF CYRUSONE ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about CyrusOne once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov or free of charge from CyrusOne by directing a request to CyrusOne’s Investor Relations Department at 972-350-0060 or investorrelations@cyrusone.com.

Participants in the Solicitation

CyrusOne and its directors and executive officers may be deemed to be participants in the solicitation of proxies from CyrusOne’s stockholders in connection with the proposed merger. Information about the directors and executive officers of CyrusOne is set forth in its proxy statement for its 2021 annual meeting of stockholders on Schedule 14A filed with the SEC on April 8, 2021, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

The information included herein, together with other statements and information publicly disseminated by CyrusOne, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. CyrusOne intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions.

In particular, statements pertaining to CyrusOne’s capital resources, portfolio performance, financial condition and results of operations contain certain forward-looking statements. Likewise, all of CyrusOne’s statements regarding anticipated growth in CyrusOne’s funds from operations and anticipated market conditions, demographics and results of operations are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) CyrusOne’s proposed merger with the acquiring consortium (the “Buyer”) may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect CyrusOne or the expected benefits of the proposed merger or that the approval of CyrusOne’s stockholders is not obtained; (ii) the failure to realize the anticipated benefits of the proposed merger; (iii) the ability of Buyer to obtain debt financing in connection with the proposed merger; (iv) the possibility that competing offers or acquisition proposals for CyrusOne will be made; (v) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances which would require CyrusOne to pay a termination fee or other expenses; (vii) the effect of the announcement or pendency of the merger on CyrusOne’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from CyrusOne’s ongoing business operations; (ix) the risk that shareholder litigation in connection with the merger may result in significant costs of defense, indemnification and liability; (x) the potential widespread and highly uncertain impact of public health outbreaks, epidemics and pandemics, such as the COVID-19 pandemic; (xi) loss of key customers; (xii) indemnification and liability provisions as well as service level commitments in CyrusOne’s contracts with customers imposing significant costs on CyrusOne in the event of losses; (xiii) economic downturn, natural disaster or oversupply of data centers in the limited geographic areas that CyrusOne serves; (xiv) risks related to the development of CyrusOne’s properties including, without limitation, obtaining applicable permits, power and connectivity and CyrusOne’s ability to successfully lease those properties; (xv) weakening in the fundamentals for data center real estate, including but not limited to, increased competition, falling market rents, decreases in or slowed growth of global data, e-commerce and demand for outsourcing of data storage and cloud-based applications; (xvi) loss of access to key third-party service providers and suppliers; (xvii) risks of loss of power or cooling which may interrupt CyrusOne’s services to its customers; (xviii) inability to identify and complete acquisitions and operate acquired properties; (xix) CyrusOne’s failure to obtain necessary outside financing on favorable terms, or at all; (xx) restrictions in the instruments governing CyrusOne’s indebtedness; (xxi) risks related to environmental, social and governance matters; (xxii) unknown or contingent liabilities related to CyrusOne’s acquisitions; (xxiii) significant competition in CyrusOne’s industry; (xxiv) recent turnover, or the further loss of, any of CyrusOne’s key personnel; (xxv) risks associated with real estate assets and the industry; (xxvi) failure to maintain CyrusOne’s status as a real estate investment trust (“REIT”) or to comply with the highly technical and complex REIT provisions of the Internal Revenue Code of 1986, as amended (the “Code”); (xxvii) REIT distribution requirements could adversely affect CyrusOne’s ability to execute its business plan; (xviii) insufficient cash available for distribution to stockholders; (xxix) future offerings of debt may adversely affect the market price of CyrusOne’s common stock; (xxx) increases in market interest rates will increase CyrusOne’s borrowing costs and may drive potential investors to seek higher dividend yields and reduce demand for CyrusOne’s common stock; (xxxi) market price and volume of stock could be volatile; (xxxii) risks related to regulatory changes impacting CyrusOne’s customers and demand for colocation space in particular geographies; (xxxiii) CyrusOne’s international activities, including those conducted as a result of land acquisitions and with respect to leased land and buildings, are subject to special risks different from those faced by CyrusOne in the United States; (xxxiv) the continuing uncertainty about the future relationship between the United Kingdom and the European Union following the United Kingdom’s withdrawal from the European Union; (xxxv) expanded and widened price increases in certain selective materials for data center development capital expenditures due to international trade negotiations; (xxxvi) a failure to comply with anti-corruption laws and regulations; (xxxvii) legislative or other actions relating to taxes; (xxxviii) any significant security breach or cyber-attack on CyrusOne or its key partners or customers; (xxxix) the ongoing trade conflict between the United States and the People’s Republic of China; (xl) increased operating costs and capital expenditures at CyrusOne’s facilities, including those resulting from higher utilization by CyrusOne’s customers, general market conditions and inflation, exceeding revenue growth; and (xli) other factors affecting the real estate and technology industries generally.

While forward-looking statements reflect CyrusOne’s good faith beliefs, they are not guarantees of future performance. For a further discussion of these and other factors that could impact CyrusOne’s future results, performance or transactions, see Part I, Item 1A. “Risk Factors” of CyrusOne’s Annual Report on Form 10-K for the year ended December 31, 2020, and CyrusOne’s other filings with the SEC. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. We disclaim any obligation other than as required by law to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors or for new information, data or methods, future events or other changes.

Investor Relations
Michael Schafer
Senior Vice President, Finance
972-350-0060
investorrelations@cyrusone.com

Media

For CyrusOne

Joele Frank, Wilkinson Brimmer Katcher
Barrett Golden / Andrew Siegel
212-355-4449

For KKR:

Cara Major
(212) 750-8300
media@kkr.com

For Global Infrastructure Partners:

+1 646-282-1545
mediainquiries@global-infra.com